UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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HERITAGE OAKS BANCORP
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HERITAGE OAKS BANCORP
545 12th Street
Paso Robles, California 93446

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 25, 2006
7:00 P.M.

TO THE STOCKHOLDERS OF HERITAGE OAKS BANCORP:

NOTICE IS HEREBY GIVEN that pursuant to its Bylaws and the call of its Board of Directors, the 2006 Annual Meeting of Stockholders (the “Meeting”) of Heritage Oaks Bancorp (“Company”) will be held at the Company’s office at 545 12th Street, Paso Robles, California 93446 on Thursday, May 25, 2006 at 7:00 p.m. local time for the purpose of considering and voting on the following matters:

1.
Election of Directors. To elect eleven (11) persons to the Board of Directors of the Company to serve until the 2007 Annual Meeting of Stockholders and until their successors are elected and have qualified. The following persons have been nominated by the Company for election:

Dr. B. R. Bryant	Donald H. Campbell
Kenneth L. Dewar	Mark C. Fugate
Dolores T. Lacey	Merle F. Miller
Michael J. Morris	Daniel J O’Hare
Alexander F. Simas	Ole K. Viborg
Lawrence P. Ward

2.	Ratification of Independent Accountants. To ratify the appointment of Vavrinek, Trine, Day & Co. LLP as the Company’s independent accountants for the 2006 fiscal year.

3.	Other Business. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Only those Stockholders of record at the close of business on March 31, 2006 will be entitled to notice of and to vote at the Meeting.

In connection with nominations for directors, Section 2.8 of the Bylaws provides:

The Stockholders entitled to vote at any meeting of Stockholders shall be determined in accordance with the provisions of Section 2.11 of this Article II, subject to the provisions of Sections 702 to 704, inclusive, of the Corporations Code of California (relating to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership). The Stockholders' vote may be by voice or by ballot; provided, however, that any election for directors must be by ballot if demanded by any Stockholder before the voting has begun. On any matter other than elections of directors, any Stockholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the Stockholder fails to specify the number of shares which the Stockholder is voting affirmatively, it will be conclusively presumed that the Stockholder's approving vote is with respect to all shares that the Stockholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the Stockholders, unless the vote of a greater number or voting by classes is required by California General Corporation Law or by the articles of incorporation.

At a Stockholders' meeting at which directors are to be elected, no Stockholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the Stockholder's shares) unless the candidates' names have been placed in nomination prior to commencement of the voting and a Stockholder has given notice prior to commencement of the voting of the Stockholder's intention to cumulate votes. If any Stockholder has given such a notice, then every Stockholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that Stockholder's shares are entitled, or distribute the Stockholder's votes on the same principle among any or all of the candidates, as the Stockholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected shall be elected.

IT IS VERY IMPORTANT THAT EVERY STOCKHOLDER VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. IF YOU DO NOT ATTEND THE MEETING, YOU MAY REVOKE THE PROXY PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE CORPORATE SECRETARY IN WRITING TO THAT EFFECT OR BY FILING A LATER DATED PROXY.

IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

Dated: April 24, 2006	By order of the Board of Directors

Gwen R. Pelfrey
Secretary

Mailed to Stockholders
on or about April 24, 2006
HERITAGE OAKS BANCORP
PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is being furnished to the stockholders of Heritage Oaks Bancorp, a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held at 545 12th Street, Paso Robles, California on Thursday, May 25, 2006 at 7:00 p.m. local time (the "Meeting"). Only stockholders of record on March 31, 2006 (the "Record Date") will be entitled to notice of the Meeting and to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding and entitled to be voted 6,330,523 shares of its no par value Common Stock (the "Common Stock").

Stockholders are entitled to one vote for each share held, except that for the election of directors each Stockholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such Stockholder multiplied by the number of directors to be elected. Each Stockholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates as he or she chooses. However, no Stockholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such Stockholder) unless such candidate's name has been placed in nomination prior to the voting and the Stockholder has given notice at the Meeting prior to the voting of the Stockholder's intention to cumulate his or her votes. If any Stockholder has given such notice, all stockholders may cumulate their votes for candidates in nomination. Prior to voting, an opportunity will be given for stockholders or their proxies at the Meeting to announce their intention to cumulate their votes. The proxy holders are given, under the terms of the proxy, discretionary authority to cumulate votes on shares for which they hold a proxy.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Meeting by delivering to the Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the Stockholder by attending and voting at the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by the Inspectors of Election for the Meeting. The Inspectors will treat abstentions and "broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self regulatory organization of which the broker or nominee is a member) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and "broker non-votes" will not be counted as shares voted for purposes of determining the outcome of any matter as may properly come before the Meeting.

Unless otherwise instructed, each valid proxy returned which is not revoked will be voted in the election of directors "FOR" the nominees of the Board of Directors, “FOR” the ratification of accountants, and, at the proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to postpone or adjourn the Meeting).

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company and its subsidiary, Heritage Oaks Bank (the “Bank”), may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which will be borne by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

As of February 1, 2006, no individual known to the Company owned more than five percent (5%) of the outstanding shares of its Common Stock except as described below.

Name and Address 1/ of	Amount and Nature	Percent of
Beneficial Owner	of Beneficial Owner 2/	Class 3/

Dr. B. R. Bryant	471,950	7.57%

Merle F. Miller	375,956	6.03%

Ole K. Viborg	402,391	6.45%

Lawrence P. Ward	323,757	5.19%

1/	Except as otherwise indicated, the address for all persons listed is c/o Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.
2/	For information concerning the amount and nature of beneficial ownership, see “Security Ownership of Management.”
3/	Including shares of Common Stock subject to stock options exercisable within 60 days of the record date.

Security Ownership of Management

The following table sets forth information as of February 1, 2006, concerning the equity ownership of the Company's directors/nominees and the executive officers1/ named in the Summary Compensation Table, and directors and executive officers as a group. All of the shares shown in the following table are owned both of record and beneficially except as indicated in the notes to the table. The Company has only one class of shares outstanding, Common Stock.

Name and Address	Relationship with	Amount and Nature		Percent of
of Beneficial Owner 2/	Company	of Beneficial Owner 3/		Class 4/

Dr. B.R. Bryant	Chairman of the Board	471,950	5/	7.57%

Donald H. Campbell	Vice-Chairman	64,659	6/	1.04%

Kenneth L. Dewar	Director	38,607	6/	*

Mark C. Fugate	Director	87,257	6/	1.40%

Dolores T. Lacey	Director	41,241	6/	*

Merle F. Miller	Director	375,956	6/	6.03%

Michael J. Morris	Director	35,366	7/	*

Daniel J. O'Hare	Director	9,162	8/	*

Alexander F. Simas	Director	24,995	6/	*

Ole K. Viborg	Director	402,391	9/	6.45%

Lawrence P. Ward	President, Chief Executive Officer and Director	323,757	5/	5.19%

Margaret Torres	Executive Vice President / Chief Financial Officer	22,109	6/	*
Gwen R. Pelfrey	Executive Vice President / Chief Administrative Officer	72,069	6/	1.16%
Paul Tognazzini	Executive Vice President / Chief Lending Officer	71,050	6/	1.14%
Mark Stasinis	Executive Vice President / Southern Regional Manager	39,686	6/	*
All directors, nominees, and executive officers of the Company as a group of (15 persons)		2,080,255		33.37%

*	Less than 1%.
1/
As used throughout this Proxy Statement, the term “executive officer” means the President and Chief Executive Officer, the Executive Vice President and Chief Administrative Officer, Executive Vice President and Chief Lending Officer, Executive Vice President and Chief Financial Officer, and the Executive Vice President and Southern Regional Manager. The Chairman of the Board, the Vice Chairman of the Board, and the Company’s other officers are not treated as executive officers of the Company.

2/	The address for all persons listed is c/o Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.

3/
Except as otherwise indicated in these notes, and subject to applicable community property laws and shared voting and investment, includes shares held by each person’s spouse (except where legally separated) and minor children; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shares power with a spouse); or shares held in an Individual Retirement Account as to which such person has pass-through voting rights and investment power.

4/	Includes shares of Common Stock subject to stock options exercisable within 60 days of record date.
5/
Includes 165,149 shares held as Trustee of Heritage Oaks Bancorp Employee Stock Ownership Plan. Dr. Bryant and Mr. Ward are co-trustees of the Stock Ownership Plan and under applicable rules the entire number of shares owned by such Plan is attributed to each of the trustees and the effect of the attributions rules results in the number of shares being double counted. Also, includes shares of Common Stock subject to stock options exercisable within 60 days of record date.

6/	Includes shares of Common Stock subject to stock options exercisable within 60 days of record date.
7/	Includes shares held as a trustee of Andre, Morris and Buttery 401K and includes shares of Common Stock subject to stock options exercisable within 60 days of record date.
8/
Includes shares held as a trustee of Glenn, Burdette, Phillips and Bryson Tax and Business Services, Inc. 401K , shares held in his own 401K, shares held in his family trust and included shares of Common Stock subject to stock options exercisable within 60 days of record date.

9/	Includes shares of Common Stock held by Mr. Viborg in Ole Viborg, Inc and in his family trust, also includes shares of Common Stock subject to stock options exercisable within 60 days of record date.

CORPORATE GOVERNANCE

The Company has a strong commitment to good corporate governance and to the highest standards of ethical conduct.

Corporate Governance Guidelines

The Board of Directors’ Corporate Governance Guidelines (the “Guidelines”), which include guidelines for determining director independence and reporting concerns to non-employee directors, are published on the Corporate Governance section of the Company’s website at www.heritageoaksbancorp.com. The Board regularly reviews corporate governance developments and modifies these Guidelines and committee charters as warranted. Any modifications are reflected on the website.

Board of Directors

The Company is governed by a Board of Directors (the “Board”) and various Committees of the Board that meet throughout the year. Directors discharge their responsibilities throughout the year at Board and Committee meetings and also through telephone contact and discussions with the Company’s President and other officers and by reviewing materials provided to them.

Director Independence

It is the Board’s objective that at least a majority of the Board should consist of independent directors. For a director to be considered independent, the Board must determine that the director does not have any material relationship with the Company or the Bank and is otherwise an “independent director” within the meaning of the NASDAQ rules. The following ten directors (constituting 90% of the entire Board) satisfy the Corporate Governance Guidelines’ requirements for independence: Bryant, Campbell, Dewar, Fugate, Lacey, Miller, Morris, O’Hare, Simas and Viborg.

All members of the audit, the compensation and organization, and the nominating and governance committees must be independent directors. Members of the audit committee must also satisfy a Securities and Exchange Commission requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of our subsidiaries other than their director’s compensation. All members of the audit, compensation and organization, and nominating and governance committees satisfy the relevant independence requirements.

Meetings and Attendance

Directors are expected to attend all Board meetings and meetings of committees on which they serve and each annual stockholders’ meeting. In 2005, 11 of the 11 members of the Board attended our annual stockholders’ meeting.

During 2005, the Company’s Board held five (5) meetings. During 2005, each director attended at least seventy-five percent (75%) of all meetings of the Company’s Board and of meetings of the Company committees on which they served.

Meetings of Independent Directors

NASDAQ Marketplace Rule 4350(c)(2) requires that the independent directors have regularly scheduled meetings without any management directors present. In 2005, the independent directors met 2 times.

Communication with the Board of Directors

The ability of stockholders to communicate directly with the Board is an important feature of corporate governance and assists in the transparency of the Board’s operations. In furtherance of this interest, the Board has included in the Guidelines a process by which a Stockholder may communicate directly in writing to the Board. The process described in the Guidelines was approved by a majority of the independent directors on the Board. Please refer to Section IV of the Guidelines for further information.

Director Nomination Process

The Nominating and Governance Committee is responsible for recommending for the Board’s selection the slate of director nominees for election to the Company’s Board and for filling vacancies occurring between annual meetings of stockholders. Additional detail concerning the Nominating and Governance Committee is contained in the discussion “Committees of the Board of Directors - Nominating and Governance” below.

This committee will consider Stockholder recommendations for candidates for the Board. Recommendations can be made in accordance with Section I.C. of the Guidelines. A shareholder may make a recommendation to the Committee to consider a particular individual(s) for nomination. This must be done in writing, however, it does not constitute the advanced written notice required by the bylaws for a shareholder to nominate a candidate at the Annual meeting. The recommendation(s) will be evaluated using the criteria set forth in the Guidelines. Directors serve until the next annual shareholder meeting. A person of age seventy or older at the time of the election shall not stand for election or re-election, except those Directors who have served on the board of the Company prior to 2000 who have been “grandfathered” to be eligible for nomination until the age of seventy five. The Board may fill vacancies in existing or new director positions with such directors serving only until the next election of Directors.  The Committee’s non-exclusive list of criteria for Board members is set forth in Section I.A of the Guidelines. The committee screens all potential candidates in the same manner regardless of source of the recommendation. At present, the Nominating and Governance Committee does not engage a third part to identify and evaluate potential director candidates. All of the nominees approved by the Nominating and Governance Committee for election at the 2006 Annual Meeting were recommended by management and the Board.

Code of Conduct

The Company expects all of the directors, officers (including our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer) and employees of the Company and the Bank to adhere to the highest standards of ethics and business conduct with each other, customers, stockholders and the communities they serve and to comply with all applicable laws, rules and regulations that govern our business. These principles have long been embodied in Bank’s various policies relating to director, officer and employee conduct including such subjects as employment policies, conflicts of interest, professional conduct, and protection of confidential information. The Company’s Board has adopted a comprehensive code of conduct reflecting these policies that complies with the Securities and Exchange Commission’s definition of a “code of ethics”. This code of conduct is published on the Corporate Governance section of our website at www.heritageoaksbancorp.com. Any change to or waiver of the code of conduct (other than technical, administrative and other non-substantive changes) will be posted on the Company’s website or reported on a Form 8-K filed with the Securities and Exchange Commission. While the Board may consider a waiver for an executive officer or director, the Board does not expect to grant such waivers.

Committees of the Board of Directors

Among other committees, the Company has an audit, executive, nominating/corporate governance, and compensation and organization committees. The following describes for each of these four committees its current membership, the number of meetings held during 2005, and its function.

Audit. Directors Campbell (Chairman), Bryant, Dewar, Fugate and O’Hare.

This Committee met fifteen (15) times in 2005. Pursuant to its charter, the Audit Committee is a standing committee appointed annually by the Board of Directors. The Committee assists the Board of Directors in fulfilling its responsibility to the stockholders and depositors relating to the quality and integrity of the Company’s accounting systems, internal controls and financial-reporting processes, the identification and assessment of business risks and the adequacy of overall control environment within the Company. In so doing, they will:

•	Subject to Stockholder ratification, appoint the Company’s independent accountants for the annual audit;

•	Pre-approve all audit or permitted non-audit services performed by the independent accountants;

•	Review recommendations and reports submitted by the regulatory agencies, the independent accountants, management, and the Internal Auditor;

•	Routinely report to the Board, the Committee’s activities and all matters of significance, making recommendations for change as deemed advisable;

•
Establish and maintain contact with the independent accountants and the Internal Auditor to satisfy themselves that audit coverage is adequate, appropriate programs are maintained, and activities are executed properly;

•	Discuss directly with management any issues of concern or interest to the Committee; and

•	Employ such resources in the performance of their duties, including access to separate legal counsel and external consultants, as the Committee deems necessary.

Our Board has determined that Daniel J. O’Hare is an “audit committee financial expert,” as defined by the Securities and Exchange Commission.

The Board has adopted an Audit Committee Charter, a copy of which is published on the Corporate Governance section of the Company’s website at www.heritageoaksbancorp.com. A copy of the Audit Committee’s Report for the year-ended December 31, 2005 is attached as Appendix “A.”

Executive. Directors Bryant,(Chairman) Campbell, Fugate, Morris and Ward.

This Committee met one (1) time in 2005.

This committee is empowered to meet and make any and all decisions on behalf of the entire board of directors of the Company between board meetings, except as restricted by law.

Nominating and Governance. Directors Fugate, (Chairman), Lacey, Miller, Morris and Viborg.

Our Board has adopted a Nominating and Governance Committee charter, a copy of which is published on the Corporate Governance section of the Company’s website at www.heritageoaksbancorp.com. This committee met two (2) times in 2005. The committee:

•	Reviews information assembled for the purpose of selecting candidates for nomination to membership on the Board;

•	Reviews the development and performs an annual review of the Company’s Corporate Governance Guidelines;

•	Reviews director compensation and benefits; and

•	Oversees the annual self-evaluations of the Board and its committees and makes recommendations to the Board concerning the structure and membership of the other Board committees .

Compensation and Organization Committee. Directors Lacey (Chairman), Bryant, Fugate, Morris, O’Hare and Simas.

The committee met five (5) times in 2005. The Committee:

•	Establishes proper compensation for the President and the other executive officers of the Bank;

•	Provides oversight of management’s decisions regarding salary procedure for other senior officers and employees; and

•	Makes recommendations to the Board with respect to incentive compensation and equity-based plans.

A copy of the Compensation and Organization Committee’s Report for the year ended December 31, 2005 is attached as Appendix “B” to this proxy statement.

PROPOSAL NO. I
ELECTION OF DIRECTORS OF THE COMPANY

The number of directors authorized for election at the Meeting is eleven (11). Management has nominated the eleven (11) incumbent directors to serve as the Company's directors. Each director will hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

All proxies will be voted for the election of the eleven (11) nominees listed below recommended by the Board of Directors unless authority to vote for the election of any directors is withheld. The nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Abstentions and votes cast against nominees have no effect on the election of directors. If any of the nominees should unexpectedly decline or be unable to act as a director, their proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named below.

Board of Directors

The following table sets forth certain information as of February 1, 2006 regarding information concerning its Directors and Executive Officers. The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may, at a subsequent date, result in a change in control of the Company. There is no family relationship between any of the directors or executive officers.

Name	Age	Position/Background

Dr. B.R. Bryant	73	Chairman of the Board of Directors of the Company and of the Bank since November 15, 1994, and 1982, respectively; Veterinarian; General Contractor dba B.R. Bryant Construction

Donald H. Campbell	64	Vice Chairman of the Board of Directors of the Company and of the Bank since November 15, 1994, and 1983, respectively. Owner, El Pomar Vineyard Service.

Kenneth L. Dewar	47	Director of the Company and of the Bank since August 27, 1998. President, J.B. Dewar, Inc. (wholesale petroleum distribution).

Mark C. Fugate	44	Director of the Company and the Bank since October 31, 2003. Real Estate Broker/Assistant Manager of Charter Brokerage Company.

Dolores T. Lacey	63	Director of the Company and of the Bank since January 23, 1997. Rancher and businesswoman.

Merle F. Miller	69	Director of the Company and of the Bank since November 15, 1994, and 1985, respectively. Rancher; Owner, Golden Hill Company (land sales and development).

Michael J. Morris	60	Director of the Company and of the Bank since January 26, 2001. Attorney, Chairman of the Board of the law firm of Andre, Morris & Buttery.

Daniel J. O’Hare	42	Director of the Company and the Bank since November 19, 2004. Director of accounting firm Glenn, Burdette, Phillips and Bryson.

Alexander Simas	55	Director of the Company and of the Bank since October 31, 2003. Attorney and Partner of Kirk & Simas, a law firm.

Ole K. Viborg	74	Director of the Company since November 15, 1994. Owner, Ole Viborg, Inc. (paving contractor).

Lawrence P. Ward	54
Director, President and Chief Executive Officer of the Company and of the Bank since November 15, 1994, and January 11, 1993, respectively. President, Chief Executive Officer and Director of Bank of Evergreen, Evergreen, Colorado, 1991-92, and Mountain Valley National Bank, Conifer, Colorado, 1986-92.

None of the Company's or the Bank's Directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, whose common stock is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Non-Director Executive Officers

The following is a brief account of the business experience for a minimum of five years of each non-director executive officer in addition to their current positions.

Name	Age	Position/Background

Gwen R. Pelfrey	54	Secretary of the Company and Secretary, Executive Vice President and Chief Administrative Officer of the Bank since November 15, 1994, and October 1987, respectively.

Mark W. Stasinis	55	Executive Vice President/Southern Regional Manager January 1, 2006 to present. Previously, Senior Vice President/Lending Officer 1996 to December 31, 2005.

Paul Tognazzini	56	Executive Vice President/Chief Lending Officer 1990 to present.

Margaret A. Torres	55	Executive Vice President and Chief Financial Officer of the Company and the Bank since February, 1999.

Compensation of Directors

The following fees apply to directors’ of the Company. The Chairman of the Board of Directors was paid a retainer of $375 per month and all other non-employee directors received a retainer of $83.33 per month. All members of the board received $100.00 for each regular meeting attended. The chairman of the Audit Committee received $300 for each regular committee meeting attended and all other committee members received $100 for each regular committee meeting attended. The total amount of fees paid to directors as retainers and for attendance at Board and committee meetings during 2005 was $29,749. The Company retains Andre, Morris and Buttery for legal services. Total amount paid during 2005 was $2,850. Director Morris is the Chairman of the Board of the law firm Andre, Morris and Buttery.

The following fees apply to the directors’ of the Bank. Directors’ fees are paid by Heritage Oaks Bank. The Chairman of the Board of Directors was paid a retainer of $2,500 per month and all other non-employee directors received a retainer of $1,250 per month during 2005. The chairman of each committee received $300 for each regular committee meeting attended during 2005. All other non-employee directors received $100 for each regular committee meeting attended during the year. All members of the board received $750.00 for each regular meeting attended. The total amount of fees paid to directors as retainers and for attendance at Board and committee meetings during 2005 was $217,525.

The Directors also participate in the Company’s Stock Option Plan. During 2005, Director O’Hare was granted a non-qualified option for 7,500 shares pursuant to the 1997 stock option plan at an exercise price of $20.76, vesting twenty percent (20%) per year, from the grant date, for five (5) years. Any portion of the option not exercised prior to one hundred and twenty (120) months from the grant date shall expire.

EXECUTIVE COMPENSATION
Summary Compensation Table

Set forth below is the summary compensation paid or accrued during 2003-2005 to Lawrence P. Ward, Margaret A. Torres, Gwen R. Pelfrey, Paul Tognazzini and Mark W Stasinis, the only executive officers of the Company or the Bank to receive total annual salary and bonus of more than $100,000 during 2005.

SUMMARY COMPENSATION TABLE

Annual Compensation				Long Term Compensation
(a) Name and Principal Position	(b) Year	(c) Salary ($) (1)	(d) Bonus Compensation ($) (2)	(e) Other Annual Compensation (3)	(f) Restricted Stock Options/SARs (#) (5)	(g) Securities Underlying ($)	(h) LTIP Payouts ($)	(i) All other Compensation ($) (6)

Lawrence P Ward President and Chief Executive Officer	2005 2004 2003	$238,433 $226,250 $184,167	$184,790 $109,286 $102,500	$1,299,103 (4) $2,813 (4) -	- - -	- - -	- - -	$141,516 $106,236 $94,908

Margaret A Torres Executive Vice President and Chief Financial Officer	2005 2004 2003	$156,357 $147,424 $124,095	$71,547 $42,047 $41,000	$401,409(7) $49,200 (7) $74,910 (7)	- - -	- - -	- - -	$53,352 $32,523 $36,153

Gwen R Pelfrey Executive Vice President and Chief Administrative Officer	2005 2004 2003	$141,435 $139,016 $112,256	$58,593 $38,122 $32,000	$1,672 $2,928 -	- - -	- - -	- - -	$43,852 $28,451 $31,117

Paul Tognazzini Executive Vice President and Chief Lending Officer	2005 2004 2003	$121,922 $114,847 $106,577	$98,712 $82.939 $35,790	$6,000 $6,000 $4,800	- - -	- - -	- - -	$65,732 $37,033 $34,447

Mark W Stasinis Executive Vice President and Southern Regional Manager	2005 2004 2003	$98,667 $83,667 $79,583	$81,813 $89,899 $80,033	$6,000 $4,635 $3,000	- - -	- - -	- - -	$28,131 $22,495 $9,500

(1)	Amounts shown include cash and non-cash compensation earned and received as well as amounts earned but deferred at the election of those officers under the 401(k) Plan.

(2)	Amount shown as bonus payments were earned in the year indicated but not paid until the first quarter of the next fiscal year.

(3)	No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer’s total annual salary and bonus.

(4)
Amounts shown under Other Annual Compensation for Mr. Ward reflect the difference between the exercise price and the fair market value of a stock option for 79,640 shares exercised by Mr. Ward and $1,463 in auto allowance in 2005 and $2,813 in auto allowance for 2004.

(5)
The Company has a 1990 Stock Option Plan (the “1990 Plan”), and a 1997 Stock Option Plan (the “1997 Plan”) pursuant to which options are granted to directors and to key, full-time salaried officers and employees of the Company and its subsidiary. Options granted under either the 1990 Plan or the 1997 Plan were either incentive options or non-qualified stock options. Options granted under either the 1990 Plan or the 1997 Plan become exercisable in accordance with a vesting schedule established at the time of grant. Vesting may not extend beyond ten years from the date of grant. Options become fully exercisable upon the sale, merger or consolidation of the Company in which the Company is not a survivor notwithstanding the vesting provisions under either the 1990 Plan or the 1997 Plan. Options granted under the Plans are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends. All options granted in the years indicated below to the named executive officers were incentive stock options and have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. As of December 31, 2005 there were no shares remaining for grant in the 1990 Plan. In 1999, the Company amended the 1997 Plan to add 99,254 shares. This was approved by the Stockholders in the May 1999 Stockholder Meeting. However, upon approval of the 2005 Equity Based Compensation Plan (the “2005 Plan”) by our Stockholders, no further grants may be made from the 1997 Plan. The 2005 Plan, which was approved by the Stockholders at the May 2005 Stockholder Meeting, authorizes the granting of: Incentive Stock Options; Non-Qualified Stock Options; Stock Appreciation Rights; Restricted Stock Awards, Restricted Stock Units; and Performance Share Cash Only Awards. Vesting restrictions on awards may be time based and/or performance based; Participation in the 2005 Plan is limited to officers at the level of Vice President or above and other officers who provide substantial services to the Company as well as the Company’s directors.

(6)
Amounts shown for Lawrence P. Ward in the 2005 figures includes $123,669 in salary continuation provision, $1,463 in term life insurance premiums, $13,362 in excess medical insurance premiums and $3,022 in 401(k) matching contributions; in the 2004 figures includes $91,067 in salary continuation provision, $1,463 in term life insurance premiums, $10,843 in excess medical insurance premiums and $2,863 in 401(k) matching contributions; and in 2003 represent $77,001 in salary continuation provision, $1,463 in term life insurance premiums, $12,944 excess medical insurance premiums and $3,500 in 401(k) matching contributions.

Amounts shown for Margaret A. Torres in 2005 includes $44,972 in salary continuation provision, $6,740 in excess medical insurance premiums and $1,640 in 401(k) matching contributions; in 2004 includes $25,121 in salary continuation provision, $5,912 in excess medical insurance premiums and $1,490 in 401(k) matching contributions; and in 2003 represent $29,224 in salary continuation provision, $5,626 in excess medical insurance premiums and $1,303 in 401(k) matching contributions.

Amounts shown for Gwen R. Pelfrey in 2005 includes $34,767 in salary continuation provision, $7,200 in excess medical insurance premiums and $1,885 in 401(k) matching contributions; in 2004 includes $19,546 in salary continuation provision, $7,200 in excess medical insurance premiums and $1,705 in 401(k) matching contributions; and in 2003 represent $21,271 in salary continuation provision, $7,200 in excess medical insurance premiums, $2,646 in 401(k) matching contributions.

Amounts shown for Paul Tognazinni in 2005 includes $54,032 in salary continuation provision, $7,200 in excess medical insurance premiums and $4,500 in 401(k) matching contributions; in 2004 includes $25,833 in salary continuation provision, $7,200 in excess medical insurance premiums and $4,000 in 401(k) matching contributions; and in 2003 represent $23,747 in salary continuation provision, $7,200 in excess medical insurance premiums and $3,500 in 401(k) matching contributions.

Amounts shown for Mark W Stasinis in 2005 includes $17,631 in salary continuation provision, $6,000 in excess medical insurance premiums and $4,500 in 401(k) matching contributions; in 2004 includes $12,795 in salary continuation provision, $5,700 in excess medical insurance premiums and $4,000 in 401(k) matching contributions; and in 2003 represent $0 in salary continuation provision, $6,000 in excess medical insurance premiums and $3,500 in 401(k) matching contributions.

(7)
Amounts shown under Other Annual Compensations for Ms. Torres reflect the difference between the exercise price and the fair market value of a stock option for 23,000 shares exercised by Ms. Torres of $395,409 and $6,000 in Auto Allowance in 2005: and the difference between the exercise price and the fair market value of a stock option for 3,000 shares exercised by Ms. Torres of $43,200 and $6,000 in Auto Allowance in 2004: and the difference between the exercise price and the fair market value of a stock option for 10,000 shares exercised by Ms. Torres of $69,010 and $5,900 in Auto Allowance in 2003.

Aggregated Option/SAR Grants in Last Fiscal Year

There were no options granted to any of the Executive Officer’s in 2005.

Option/SAR Grants, Exercises and Year-End Value Table

The following tables set forth certain information concerning stock option grants and unexercised options held by Lawrence P. Ward, Margaret A. Torres, Gwen R. Pelfrey, Paul Tognazzini and Mark W. Stasinis under the 1997 Plan.

Aggregated Option/SAR Exercises in Last Fiscal Year, and Fiscal Year-End Option/SAR Value

The following tables set forth certain information concerning stock option grants and unexercised options held by Lawrence P. Ward, Margaret A. Torres, Gwen R. Pelfrey, Paul Tognazzini and Mark W. Stasinis under the 1997 Plan.

Name	Shares acquired on exercise (#)	Value Realized ($) (1)	Number of securities underlying unexercised options/SARs at 12/31/05 (#) Exercisable/Unexercisable	Value of unexercised in-the-money options/SARs at 12/31/05 ($)(1) Exercisable/Unexercisable
(a)	(b)	(c )	(d)	(e)

Lawrence P. Ward	79,640	$1,297,640	6,615/26,460	$47,6670/$190,679
Margaret A. Torres	23,000	$395,409	10,261/13,230	$110,301/$95,339
Gwen R. Pelfrey	-0-	$0.00	29,049/3,307	$385,516/$23,835
Paul Tognazzini	-0-	$0.00	29,049/3,307	$385,516/$23,835
Mark W. Stasinis	-0-	$0.00	11,511/3,150	$123,664/$24,442

(1)	The aggregate value has been determined based upon the average of the bid and asked prices for the Company's Common Stock at exercise or year-end, minus the respective exercise price per share.

Employment Contracts and Termination of Employment and Change in Control Arrangements

There are no employment contracts between the Company or the Bank and their executive officers except Heritage Oaks Bank has an employment agreement with Lawrence P. Ward, its President and Chief Executive Officer. The agreement has a three-year term expiring on January 31, 2007, and renews annually unless a party gives written notice to the other within certain time periods. The agreement establishes a base salary in 2005 of $238,433 and provides for continuation of participation in the Bank’s bonus compensation, 401(k), and executive salary continuation plans. The agreement also provides for payment of life insurance policy premiums and the use of a bank owned automobile. If the agreement were terminated without cause, Mr. Ward would receive severance pay equal to one year’s annual base salary in effect at the date of termination plus one year of insurance payments. In the event of termination during or after a merger or change of control, Mr. Ward would be entitled to severance pay equal to two year’s base salary in effect at the date of termination, plus an additional amount sufficient to pay for insurance coverage for a period of one year from the termination, and the auto provided by the bank to Mr. Ward would be transferred into his name at the time of termination. In the event of a change of control where Mr. Ward is offered subsequent employment, Mr. Ward would be entitled to severance pay equal to two (2) years’ annual base salary if he is terminated or resigns for good reason. Events that are considered good reason include, but are not limited to, reduction in title, compensation, demotion, or expanded travel.

Recognizing the importance of building and retaining a competent executive management team, the Board of Directors purchased life insurance policies on the lives of certain key employees. The Bank is the sole owner and beneficiary of each policy. In order to define the specific death, disability and post-employment/retirement benefits to be provided, the Bank’s Board of Directors reviewed and adopted an integrated conditional non-qualified deferred compensation plan provided to the Bank by Clark Consulting. The form of the plan provided has been endorsed by the California Bankers Association, the American Bankers Association, as well as numerous other state banking associations. Under the terms of the plan, differing death, disability and post-employment/retirement benefits are provided to each covered employee. Pursuant to the plan, agreements were entered into between the Bank and each of the key employees. By defining and increasing, over each employee’s term of employment, the amounts each employee will receive upon the occurrence of certain specified events, including formal retirement on or after a specified age, each employee has been given what the Board believes to be a reasonable incentive to remain with the Bank until retirement. While several provisions have been included which will serve to reduce the overall amounts payable, the agreements are expected to provide a maximum annual benefit payment of One Hundred and Fifty Thousand Dollars ($150,000) to Mr. Ward, forty-eight thousand Dollars ($48,000) to Ms. Pelfrey, Mr. Tognazzini, Ms. Torres and Mr. Stasinis. Although the annual benefit amount will typically be paid in equal monthly installments over a fifteen (15) year period, a lesser and defined lump sum payment may be required in the event the employee’s employment with the Bank is terminated without cause. In the event of the executive’s death, the Bank is obligated to pay any remaining amounts due under the agreement to the executive’s spouse or designated beneficiary over the remaining payout period (or in a lump sum, as the case may be). Other events which may also alter when payment of the annual benefit is to begin, and the amount to be paid, include: (i) disability, as defined in the agreement, in which case the employee will begin to receive the defined benefit at the earlier of the defined retirement age or when he is no longer entitled to receive disability benefits under his principal disability insurance policy; and (ii) constructive termination following a change in control, in which case the executive is entitled to all or a portion of the annual benefit depending upon length of service prior to termination. If, however, the executive’s employment is terminated for cause, the Bank is released from all payment obligations to the Executive.

Stock Performance Graph

The following graph presents the cumulative, total return for the Company's Common Stock compared with the S&P 500, a broad market index of the 500 largest stocks traded on the New York Stock Exchange, the Nasdaq Composite Index and the SNL Western Bank Index. The graph assumes the value of an investment in the Company's Common Stock, the S&P 500, the Nasdaq Composite Index and the SNL Western Bank Index each was $100 on December 31, 2000 and that all dividends were reinvested. The chart represents the average closing price for the month of December in each of the years presented. It should be noted that historical performance information is no guarantee of future performance.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers and ten percent or more stockholders of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Company’s equity securities. Officers, directors and ten percent or more stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely upon a review of Forms 3, 4 and 5 furnished to the Company during the fiscal year ended December 2005, no director, officer, beneficial owner of more than ten percent of its outstanding common shares, or  any other person subject to Section 16 of the Exchange Act, failed to file on a  timely basis during the fiscal year ended December 31, 2005, with the exception of one Form 4 for Mr. Fugate, which was filed late on June 7, 2005, and related to the disposition of common shares and one Form 4 for Mr. O’Hare, which was filed late on May 31, 2005, and related to the acquisition of common shares).

Transactions with Management and Others

Except as set forth in the next paragraph and set forth below under “Indebtedness of Management” there have been no transactions, or series of similar transactions, during 2005, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank were or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director (or nominee for director) of the Company or the Bank, executive officer of the Company or the Bank, any Stockholder owning of record or beneficially 5% or more of the Company's Common Stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

The Bank leases its main Santa Maria office from a group of three individuals and the Fugate Family Limited Partnership. Each of such lessors has a 25% ownership interest in the building. Mark C. Fugate, who is a director of the Company and the Bank, has approximately a one-third interest in the Fugate Family Limited Partnership. The Bank paid total rent of $196,125 in 2005 for the office building. The lease extends until 2012 with a rental of $17,063 per month for 2006 and is subject to yearly consumer price index increases. This lease and the Company’s interest in the Fugate Family Limited Partnership were acquired through the acquisition of Hacienda Bank in 2003. Management believes the terms of this lease are fair and within market standards.

Indebtedness of Management

The Company, through the Bank, has had, and expects in the future to have banking transactions in the ordinary course of its business with many of the Company's directors and officers and their associates, including transactions with corporations of which such persons are directors, officers or controlling stockholders, on substantially the same terms (including interest rates and collateral) as those prevailing for comparable transactions with others. Management believes that in 2005 such transactions comprising loans did not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Company and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, the regulations of the Federal Deposit Insurance Corporation and the California Financial Code.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Vavrinek, Trine, Day & Co. LLP (“Vavrinek”) served the Company as independent public accountants for the 2005 fiscal year. Vavrinek has no interest, financial or otherwise, in the Company. The services rendered by Vavrinek during the 2005 fiscal year were audit services, consultation in connection with various accounting matters, preparation of corporation income tax returns and merger related services. The Board of Directors of the Company approved each professional service rendered by Vavrinek during the 2005 fiscal year. Representatives of Vavrinek are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and respond to appropriate questions.

The Audit Committee of the Company has selected Vavrinek to serve as the independent public accountants for the 2006 fiscal year and recommend that the stockholders vote "FOR" approval to ratify the selection of Vavrinek as the Company's independent public accountants for the 2006 fiscal year.

Fees Paid to the Independent Auditors.

During the fiscal years ended December 31, 2005 and 2004, fees paid to the Company’s independent auditor, Vavrinek, consisted of the following:

Audit Fees. Aggregate audit fees billed to the Company by Vavrinek for the 2004 and 2005 fiscal years for audit of annual financial statements and review of those financial statements included in quarterly reports on Form 10-Q totaled $88,000 and 74,540, respectively.

Audit-Related Fees. Audit-related fees billed to the Company by Vavrinek for the 2004 and 2005 fiscal years were $19,300 and $18,575 relating to the audit of the company’s employee benefit plans.

Tax Fees. The aggregate fees billed to the Company by Vavrinek for the 2004 and 2005 fiscal years for tax compliance, tax advice, or tax planning totaled $14,950 and $7,675, respectively. Such fees related to Vavrinek’s preparation of the Company’s Federal and State tax returns, calculation of related estimated tax payments and tax advice.

All Other Fees. There were no other fees billed to the Company by Vavrinek during the 2004 or 2005 fiscal years.

For the fiscal year 2005 the Audit committee considered and deemed the services provided by Vavrinek compatible with maintaining the principle accountant’s independence. The Charter for the Audit Committee of the Board contains policies and procedures for pre-approval of audit and non-audit services from the Company’s independent public accountant.

Less than half the total hours expended on Vavrinek’s engagement to audit our financial statements for the 2005 fiscal year were attributed to work performed by persons other than Vavrinek’s full-time permanent employees.

ANNUAL REPORT

The Annual Report of the Company containing audited financial statements for the fiscal year ended December 31, 2005 is included in this mailing to stockholders.

FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO GWEN R. PELFREY, SECRETARY, HERITAGE OAKS BANCORP, 545 12TH STREET, PASO ROBLES, CALIFORNIA, 93446 OR ON THE COMPANY’S WEBSITE, WWW.HERITAGEOAKSBANCORP.COM.

STOCKHOLDER'S PROPOSALS

Next year’s Annual Meeting of Stockholders will be held on May 24, 2007. The deadline for stockholders to submit proposals for inclusion in the Proxy Statement and form of Proxy for the 2007 Annual Meeting of Stockholders is December 22, 2006. All proposals should be submitted by Certified Mail-Return Receipt Requested, to Gwen R. Pelfrey, Secretary, Heritage Oaks Bancorp, 545 12th Street, Paso Robles, California, 93446.

OTHER MATTERS

The Board of Directors knows of no other matters that will be brought before the Meeting, but if such matters are properly presented to the Meeting, proxies solicited hereby will be voted in accordance with the discretion of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting in accordance with the terms of such proxies.

HERITAGE OAKS BANCORP
Paso Robles, California
April 24, 2006

	By:	Gwen R. Pelfrey
Secretary

APPENDIX “A”
AUDIT COMMITTEE REPORT

The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

The Audit Committee (“Committee”) of the Board of Directors is composed of five independent directors. The members are: Director Campbell (Chairman), Bryant, Dewar, Fugate and O’Hare. The Committee held fifteen meetings during 2005.

The Committee oversees the financial reporting process for Heritage Oaks Bancorp (the “Company”) on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the annual financial statements to be included in the Annual Report and Form 10-K.

In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principals used in the reports. These discussions include the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management discussions made in developing the financial statements. In addition, the Committee has discussed with the independent auditors their independence from Heritage Oaks Bancorp and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1.

The Committee has also met and discussed with management and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by Heritage Oaks Bancorp, and the selection of Heritage Oaks Bancorp’s independent auditors.

Pursuant to the review and discussions described above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Reports on Form 10-K for the fiscal year ended December 31, 2005.

Signed and adopted by the Audit Committee this 23rd day of February, 2006.

/s/ Donald Campbell
Committee Chairman

/s/ Dr. B.R. Bryant
Director/Committee Member

/s/ Kenneth Dewar
Director/Committee Member

/s/ Mark C Fugate
Director/Committee Member

/s/ Daniel J O’Hare
Director/Committee Member

APPENDIX “B”
REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE

The material in this report is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

The goals of the executive compensation program of Heritage Oaks Bancorp are to attract and retain high caliber executives, provide compensation in a cost efficient manner and encourage executive ownership of Heritage Oaks Bancorp shares and to motivate our executives to maximize returns to our shareholders, each year and over the long term.

The philosophy of our Compensation Committee is to provide a total reward program that supports the achievement of Heritage Oaks’ vision, goals and objectives and provides compensation that is competitive in relation to other financial institutions and that will attract and retain the best and the brightest.

Compensation for Heritage Oaks’ executive officers includes the following components:

•	Salary- The principle objective of the salary program is to maintain salaries that are targeted at the 75th or higher percentile of the market for comparable positions in similarly sized banks.

•
Benefits- The principle objectives of the benefits program are to provide attractive benefits to retain key executives and provide financial planning opportunities to facilitate tax and estate planning.

•
Annual incentives- Annual incentives are designed to reward executives for overall bank performance and provide total cash compensation that is targeted at the 75th or higher percentile of the market when warranted by performance.

•
Long-term incentives- The principle objective of the long-term stock-based incentive is to align the financial interests of the executives with those of the shareholders, provide incentive for executive ownership of Heritage Oaks’ common stock, support the achievement of long-term financial objectives, and provide for long-term incentive reward and capital accumulation opportunities.

CEO and Executive Compensation

The Compensation Committee establishes annual executive compensation for the CEO and other executive officers based on their performance, considering research on similar positions at other comparable size banks and using independent consultants and industry publications. Each executive receives a monthly base salary, and is eligible to receive an annual cash bonus. Bank performance measures are established each year based on the bank’s profit and growth objectives. The extent to which these objectives are achieved determines the annual cash bonus and any long-term incentives. In evaluating the CEO’s annual salary, the Committee considers objective and subjective factors, including the following, the banks performance; comparative executive compensation of peers, current economic conditions, and an evaluation survey completed by all bank directors of the goals the CEO set for himself for the year.

Also in setting the Chief Executive Officer’s (the CEO) base salary and in determining his performance bonus for fiscal 2005, the Compensation Committee considered Heritage Oaks’ sustained revenue and profit growth. The Bank continues to perform in the upper quartile of the industry peer group and the CEO significantly contributed to this success. The restricted stock award made to the CEO was made at the fair market value. All adjustments were made in accordance with the guidelines and philosophy established by Compensation Committee.

It is the opinion of the Committee that the compensation policies align with Heritage Oaks’ corporate objectives and the interests of our shareholders with competitive compensation practices in an equitable manner.

Signed and adopted by the Compensation Committee on February 17, 2006.

/s/ Dee Lacey
Committee Chairman

/s/ Dr. B.R. Bryant
Director/Committee Member

/s/ Mark C Fugate
Director/Committee Member

/s/ Michael J Morris
Director/Committee Member

/s/ Daniel J O’Hare
Director/Committee Member

/s/ Alexander Simas
Director/Committee Member

ANNUAL MEETING OF STOCKHOLDERS OF

HERITAGE OAKS BANCORP

May 25, 2006

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. TO ELECT THE FOLLOWING ELEVEN (11) PERSONS TO THE BOARD OF DIRECTORS OF HERITAGE OAKS BANCORP TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS TO RATIFY THE APPOINTMENT OF VAVRINEK, TRINE, DAY & CO. LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANT FOR THE 2006 FISCAL YEAR.	☐	☐	☐

In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the meeting. This Proxy is solicited on behalf of the Board of Directors and, when properly executed, will be voted as instructed herein. If no instructions are given, this proxy will be voted FOR Proposals 1 and 2. Discretionary authority to cumulate votes is granted hereby.

***NOTE* Such other business as may properly come before the meeting or any adjournment thereof.**

The undersigned hereby acknowledges receipt of the Notice of Meeting, Proxy Statement, and Annual Report that accompanies this proxy and ratifies all lawful actions taken by the above named proxies.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HERITAGE OAKS BANCORP

REVOCABLE PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 25, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder(s) of Heritage Oaks Bancorp (the "Company") hereby appoints, constitutes and nominates Donald H. Campbell, Michael J. Morris and Merle F. Miller, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 545 12th Street, Paso Robles, California on Thursday, May 25, 2006 at 7:00 pm local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows: The Board of Directors unanimously recommends a vote FOR Proposals 1 and 2.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

HERITAGE OAKS BANCORP

May 25, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

\- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. TO ELECT THE FOLLOWING ELEVEN (11) PERSONS TO THE BOARD OF DIRECTORS OF HERITAGE OAKS BANCORP TO SERVE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS UNTIL THEIR SUCCESSORS ARE ELECTED AND HAVE QUALIFIED:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS TO RATIFY THE APPOINTMENT OF VAVRINEK, TRINE, DAY & CO. LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANT FOR THE 2006 FISCAL YEAR.	☐	☐	☐

In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the meeting. This Proxy is solicited on behalf of the Board of Directors and, when properly executed, will be voted as instructed herein. If no instructions are given, this proxy will be voted FOR Proposals 1 and 2. Discretionary authority to cumulate votes is granted hereby.

***NOTE* Such other business as may properly come before the meeting or any adjournment thereof.**

The undersigned hereby acknowledges receipt of the Notice of Meeting, Proxy Statement, and Annual Report that accompanies this proxy and ratifies all lawful actions taken by the above named proxies.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ________ Date: ______ Signature of Stockholder ________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.